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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

 We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 27, 2004, in the Pre-Effective Amendment No. 10 to the Registration Statement (Form S-1 No. 333-113570) and related Prospectus of Dollar Financial Corp.

Philadelphia, Pennsylvania
January 26, 2005

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Consent of Independent Registered Public Accounting Firm